                                                                   EXHIBIT 10(J)

                          KEYBANK NATIONAL ASSOCIATION



                                  CONFIRMATION
                                  ------------

Date: June 9, 1998

To:        Core Materials Corporation
           Kevin Barnett

From:      KeyBank National Association


The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction entered into between KeyBank National Association ("Key") and Core Materials Corporation ("Counterparty") on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Swap Agreement Specified below.

         1. The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) (the "Definitions") are incorporated into this Confirmation.

              If you and we are parties to a Master Agreement that sets forth the general terms and conditions applicable to Swap Transactions between us (a "Swap Agreement"), this confirmation supplements, forms a part of, and is subject to, such Swap Agreement. If you and we are not yet parties to a Swap Agreement, this Confirmation will supplement, form a part of, and be subject to, a Swap Agreement upon its execution and delivery by you and us. All provisions contained or incorporated by reference in such Swap Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between this Confirmation and the Definitions or the Swap Agreement, this Confirmation will govern. In addition, if a Swap Agreement has not been executed, this Confirmation will itself evidence a complete binding agreement between you and us as to the terms and conditions of the Swap Transaction to which this Confirmation relates.

              This Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine, provided that this provision will be superseded by any choice of law provision in the Swap Agreement.

Core Materials Corporation
Confirmation - Page 2

         2. This Confirmation constitutes a Rate Swap Transaction under the Swap Agreement and the terms of the Rate Swap Transaction to which this Confirmation relates are as follows:

         Notional Amount:                           $7,500,000 amortizing per attached
                                                    Schedule A

         Trade Date:                                June 9, 1998

         Effective Date:                            June 11, 1998

         Termination Date:                          April 1, 2013


         Fixed Amounts:

                Fixed Rate Payer:                   Counterparty

                Fixed Rate Payer
                Payment Dates:                      January 1, April 1,
                                                    July 1 and October 1 of each
                                                    year commencing with July 1,
                                                    1998 through and including
                                                    the Termination Date,
                                                    subject to adjustment in
                                                    accordance with the
                                                    Following Business Day
                                                    Convention.

                Fixed Rate:                         4.89%

                Fixed Rate Day
                Count Fraction:                     Actual/365

         Floating Amounts:

                Floating Rate Payer:                Key

                Floating Rate Payer
                Payment                             Dates: January 1, April 1,
                                                    July 1 and October 1 of each
                                                    year commencing with July 1,
                                                    1998 through and including
                                                    the Termination Date,
                                                    subject to adjustment in
                                                    accordance with the
                                                    Following Business Day
                                                    Convention.


Core Materials Corporation
Confirmation - Page 3

                Floating Rate for
                initial Calculation
                Period:                             TBD

                Floating Rate Option:               76% of USD-CP-H.15

                Designated Maturity:                30 day

                Spread:                             None

                Floating Rate Day
                Count Fraction:                     Actual/365

                Reset Dates:                        Daily, Unweighted Average

         Calculation Agent:                         KeyBank National Association

         Payment Instructions:                      Core Materials Corporation at KeyBank


Please confirm the foregoing correctly sets forth the terms of our Agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.



                                              Very truly yours,

                                              KEYBANK NATIONAL ASSOCIATION

                                              By: /s/ Michelle Loschiavo
                                                 ------------------------

Accepted and Confirmed as
of the Trade Date:

CORE MATERIALS CORPORATION


By: /s/ Kevin L. Barnett
   ----------------------
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Core Materials Corporation
Confirmation - Page 3

                                   SCHEDULE A
                                   ----------

$7,500,000  amortizing as follows:

Period                      Period
Start Date                  End Date                   Notional                   Amortization
----------                  --------                   --------                   ------------
        11-Jun-98                  1-Jul-98             $    7,500,000             $      65,000
         1-Jul-98                  1-Oct-98             $    7,435,000             $      65,000
         1-Oct-98                  1-Jan-99             $    7,370,000             $      70,000
         1-Jan-99                  1-Apr-99             $    7,300,000             $      70,000
         1-Apr-99                  1-Jul-99             $    7,230,000             $      70,000
         1-Jul-99                  1-Oct-99             $    7,160,000             $      75,000
         1-Oct-99                  1-Jan-00             $    7,085,000             $      75,000
         1-Jan-00                  1-Apr-00             $    7,010,000             $      75,000
         1-Apr-00                  1-Jul-00             $    6,935,000             $      75,000
         1-Jul-00                  1-Oct-00             $    6,860,000             $      80,000
         1-Oct-00                  1-Jan-01             $    6,780,000             $      80,000
         1-Jan-01                  1-Apr-01             $    6,700,000             $      80,000
         1-Apr-01                  1-Jul-01             $    6,620,000             $      85,000
         1-Jul-01                  1-Oct-01             $    6,535,000             $      85,000
         1-Oct-01                  1-Jan-02             $    6,450,000             $      85,000
         1-Jan-02                  1-Apr-02             $    6,365,000             $      90,000
         1-Apr-02                  1-Jul-02             $    6,275,000             $      90,000
         1-Jul-02                  1-Oct-02             $    6,185,000             $      90,000
         1-Oct-02                  1-Jan-03             $    6,095,000             $      95,000
         1-Jan-03                  1-Apr-03             $    6,000,000             $      95,000
         1-Apr-03                  1-Jul-03             $    5,905,000             $     100,000
         1-Jul-03                  1-Oct-03             $    5,805,000             $     100,000
         1-Oct-03                  1-Jan-04             $    5,705,000             $     100,000
         1-Jan-04                  1-Apr-04             $    5,605,000             $     105,000
         1-Apr-04                  1-Jul-04             $    5,500,000             $     105,000
         1-Jul-04                  1-Oct-04             $    5,395,000             $     110,000
         1-Oct-04                  1-Jan-05             $    5,285,000             $     110,000
         1-Jan-05                  1-Apr-05             $    5,175,000             $     110,000
         1-Apr-05                  1-Jul-05             $    5,065,000             $     115,000
         1-Jul-05                  1-Oct-05             $    4,950,000             $     115,000
         1-Oct-05                  1-Jan-06             $    4,835,000             $     120,000
         1-Jan-06                  1-Apr-06             $    4,715,000             $     120,000
         1-Apr-06                  1-Jul-06             $    4,595,000             $     125,000
         1-Jul-06                  1-Oct-06             $    4,470,000             $     125,000
         1-Oct-06                  1-Jan-07             $    4,345,000             $     130,000
         1-Jan-07                  1-Apr-07             $    4,215,000             $     130,000
         1-Apr-07                  1-Jul-07             $    4,085,000             $     135,000

Period                      Period
Start Date                  End Date                   Notional                   Amortization
         1-Jul-07                  1-Oct-07             $    3,950,000             $     135,000
         1-Oct-07                  1-Jan-08             $    3,815,000             $     140,000
         1-Jan-08                  1-Apr-08             $    3,675,000             $     145,000
         1-Apr-08                  1-Jul-08             $    3,530,000             $     145,000
         1-Jul-08                  1-Oct-08             $    3,385,000             $     150,000
         1-Oct-08                  1-Jan-09             $    3,235,000             $     150,000
         1-Jan-09                  1-Apr-09             $    3,085,000             $     155,000
         1-Apr-09                  1-Jul-09             $    2,930,000             $     155,000
         1-Jul-09                  1-Oct-09             $    2,775,000             $     160,000
         1-Oct-09                  1-Jan-10             $    2,615,000             $     165,000
         1-Jan-10                  1-Apr-10             $    2,450,000             $     165,000
         1-Apr-10                  1-Jul-10             $    2,285,000             $     170,000
         1-Jul-10                  1-Oct-10             $    2,115,000             $     175,000
         1-Oct-10                  1-Jan-11             $    1,940,000             $     175,000
         1-Jan-11                  1-Apr-11             $    1,765,000             $     180,000
         1-Apr-11                  1-Jul-11             $    1,585,000             $     185,000
         1-Jul-11                  1-Oct-11             $    1,400,000             $     190,000
         1-Oct-11                  1-Jan-12             $    1,210,000             $     190,000
         1-Jan-12                  1-Apr-12             $    1,020,000             $     195,000
         1-Apr-12                  1-Jul-12             $      825,000             $     200,000
         1-Jul-12                  1-Oct-12             $      625,000             $     205,000
         1-Oct-12                  1-Jan-13             $      420,000             $     210,000
         1-Jan-13                  1-Apr-13             $      210,000             $     210,000